_
                       SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 9, 2004
                              -------------------
                Date of Report (Date of earliest event reported)

                     COMMUNICATION INTELLIGENCE CORPORATION
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         -----------------------------
                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
---------------------------------------   ------------------------------------
       (Commission file number)           (IRS employer identification number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (650) 802-7888
                       ----------------------------------
              (Registrant's telephone number, including area code)


ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AB OBLIGATION UNDER AN OFF-SHORE BALANCE SHEET ARRANGEMENT

On November 8, 2004, the Company paid $3.5 million to Cornell Capital Partners LLC in satisfaction of a note in the same amount. The payment was required under certain provisions of a Note and Warrant Purchase Agreement between the Company and the Purchasers identified therein dated October 28, 2004, which closed on November 2, 2004. The press release announcing the payment to Cornell is attached to this Form 8-K as Exhibit 99.1.

                                      * * *

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01.  REGULATION FD DISCLOSURE

Information furnished under Item 2.04.

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ITEM 8.01.   OTHER EVENTS.


Information furnished under Item 2.04.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c) EXHIBITS. The following document is attached by the Company as an Exhibit to this report.

     Exhibits

          99.1.Press release dated November 9, 2004 announcing the payment of its $3.5 million note to Cornell Capital Partners LC.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 2004

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
    -------------------------------
    Frank Dane
    Chief Financial Officer



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                                  EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
----------      --------------                                     -------

   99.1       Press release of the Company dated November 9, 2004        5



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